UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        April 13, 2007 (January 22, 2007)
                Date of report (Date of earliest event reported):


                                  Diasense, Inc
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
         (State or Other Jurisdiction of Incorporation or Organization)

        0-26504                                           25-1605848
(Commission File Number)                       (IRS Employer Identification No.)

                   211 West Wall Street, Midland, Texas 79701
          (Address of Principal Executive Offices, Including Zip Code)

                                 (432) 682-1761
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

On January 22, 2007, the Articles of Merger and Plan of Merger of the Company into its wholly owned subsidiary Diasense, Inc., a Nevada corporation, were filed in Nevada and Pennsylvania. Although the merger documents were filed in both Pennsylvania and Nevada, the Commonwealth of Pennsylvania required completion of certain documents in order to issue a tax clearance certificate to complete the merger. The required tax clearance was not issued until March 22, 2007 which formally completes the domicile change to Nevada.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    3.i (1)  Articles of Incorporation
    3.i (2)  Articles of Merger and Plan of Merger
    3.i (3)  Certificate of Correction
    3.ii     By-Laws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Diasense, Inc.


April 13, 2007                            /s/ Glenn A. Little
                                          ------------------------------
                                          Glenn A. Little
                                          Chief Executive Officer

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